EASL CONGRESS
Barcelona Spain
27–30 May 2026



ALXN1840 (tiomolibdate choline) stabilizes liver disease and improves neurological symptoms as well as quality of life in treatment-experienced Wilson disease patients

Valentina Medici MD, FAASLD | UC Davis Medical Center, Sacramento, CA, USA

Aftab Ala, Karl Heinz Weiss, Edward J. Gane, Zoe Mariño, Chandler Robinson, Andrew Cittadine, Declan Tuffy, Marina Berenguer, George Boon Bee Goh, Thomas Sandahl, Fred Askari

Wilson Disease (WD)

- **Wilson disease** is a rare autosomal recessive disorder of impaired copper (Cu) transport
- Cu accumulates in the **liver** and **brain**, causing organ damage
- Inadequately treated or untreated, Cu accumulation leads to **neuropsychiatric manifestations, hepatic failure**, and ultimately **death**
- Standard of care therapies (D-penicillamine, trientine, and zinc) carry safety risks such as paradoxical neurological worsening[1]

~1 in 30,000

Estimated prevalence worldwide[1]

~25%

Of patients with neurologic WD paradoxically worsen on chelator therapy[2,3]

Lifelong

Treatment burden — requires cumbersome multi-dose daily regimen, separated from food

1. European Association for the Study of the Liver. *J Hepatol.* 2025 Feb 22:S0168-8278(24)02706-5. 2. Brewer GJ et al. *Arch Neurol.* 1987 May;44(5):490-3. 3. Antos A et al. Neurol Sci. 2023 Oct;44(10):3443-3455.

Tiomolibdate Choline (TMC; ALXN1840)

EASL CONGRESS 2026

CU-BINDING AFFINITY (K_D) OF WD THERAPIES



ALXN1840 (TMC)
2.3 x 10-20
Trientine
1.7 x 10-16
D-penicillamine
2.4 x 10-16
Tighter Cu binding
10-20
10-19
10-18
10-17
10-16

Tiomolibdate choline (TMC, ALXN1840) demonstrates **superior Cu binding affinity**[1] and specificity compared to currently approved chelators

TMC-CU-ALBUMIN FORMS A TRIPARTITE COMPLEX



Cu
TMC
Albumin
Albumin
Cu
TMC

Tiomolibdate choline is an albumin tripartite complex (ATC) activator, binding Cu and albumin to form a stable tripartite complex — **mobilizing** and **sequestering** hepatic Cu[2]

1. Kim P, et al. *Biomedicines*. 2021;9(12):1861. 2. Zhang L, et al. *Biochemistry*. 2009;48(5):891–897.

TMC Protects the Liver by Binding and Neutralizing Hepatic Cu

Differentiated from SoC, TMC's binding affinity is strong enough to **inhibit reactivity of free Cu** and **remove Cu from metallothionein**[1] — directly protecting the liver

TMC AND REACTIVE FREE CU

Excess **reactive free Cu** causes tissue **toxicity**

TMC directly binds Cu, **preventing redox reactivity**[2]



+TMC
TMC
TMC
TMC
TMC

TMC AND METALLOTHIONEIN (MT)

Catabolism of Cu–MT **releases reactive Cu**[3]



TMC prevents reactive Cu release by both **binding Cu and removing it from MT**[4]



+TMC

1. Smirnova J et al. *Sci Rep.* 2018 Jan 23;8(1):1463. 2. Data on file. 3. Klein D et al. *Eur J Clin Invest.* 1998 Apr;28(4):302-10. 4. Czachor JD et al. *J Inorg Biochem.* 2002 Jan 15;88(2):213-22.

48-week Liver Biopsy Study Methods

Open-label, multicenter, pathologist-blinded trial of TMC monotherapy in **treatment-experienced** (≥ 1 year) patients with WD

SCREENING	PRIMARY TREATMENT PERIOD	OPTIONAL EXTENSION PERIOD
< 4 weeks	**48 weeks**	**48 weeks**
Eligibility	TMC 15–30 mg/day	TMC 15–30 mg/day

Baseline liver biopsy:
Week 0
(pre-treatment)

Follow-up liver biopsy:
Week 48
(post-treatment)

LIVER BIOPSY ENDPOINTS

Biopsy endpoints assessed by pathologist **blinded to treatment status**

Hepatic Cu concentration *Primary Endpoint*

Fibrosis *(NASH CRN Fibrosis Stage, NAS total score)*

Steatosis (*NAS steatosis grade, hepatocellular ballooning*)

Inflammation (*lobular inflammation, portal inflammation*)

OTHER ENDPOINTS

Neurologic
(Unified Wilson Disease Rating Scale)

Global
(Clinical Global Impressions scale)

Quality of Life
(EuroQol-5D-5L)

Safety
(adverse events, physical exam)

Literature Shows Stable/Increased SoC Hepatic Cu Change

Serial liver biopsy studies of SoC show **stable/increased hepatic Cu** over years on treatment


A
# of years between biopsies
Zinc
8
5±3.8
14
3±2.6
12
5.5±2
9
2
6
3
3
basal
1
2
3
4
5
biopsy sequence
B
Penicillamine
# of years between biopsies
5
2±0.8
5
16
2
2
2
basal
1
2
3
biopsy sequence

Adapted from Medici V et al. *J Clin Gastroenterol.* 2006 Nov-Dec;40(10):936-41.


At diagnosis, before treatment
After 5–10 years of penicillamine
After 11–18 years of penicillamine
Increased hepatic Cu after > 5 yrs of treatment
mcg copper/g dry liver
2500
2000
1500
1000
500
0
1
2
3
4
5
6
7
PATIENT NO.

Adapted from Scheinberg IH et al. *Lancet.* 1987 Jul 11;2(8550):95.

Study Enrolled a Heavily Pre-treated Population

CUMULATIVE DURATION OF PRIOR WD TREATMENT


Median:
13.8 yrs
Number of patients
0
2
4
6
Years of prior WD treatment
1
6
11
16
21
26
31
36
41
46
Chelator ± zinc
Zinc monotherapy
5
6
6
5
2
1
1
1
1
1
1

Prior WD treatment	n	Median (yrs)	Min (yrs)	Max (yrs)
Chelator ± zinc	26	13.9	1.2	41.9
Zinc monotherapy	3	8.7	3.4	19.8

PATIENT ENROLLMENT


Enrolled w/ Baseline Biopsy
n = 29
Study discontinuations
Adverse event n = 3
Subject withdrawal n = 1
Physician withdrawal n = 1
Week 48 Biopsy Obtained
n = 24

Numbers above are for the full analysis set (n=29); 31 enrolled but 2 had no baseline liver biopsy

Baseline Demographics and Characteristics

	Enrolled patients n=29
Demographics	
Male sex, n (%)	19 (65.5%)
Age in years, median (IQR)	35.0 (17.0)
Clinical characteristics	
Years of prior WD treatment, median (IQR)	13.8 (10.9)
Medical history of cirrhosis, n (%)	12 (41.4%)
Abnormal liver ultrasound, n (%)	8 (27.6%)
UWDRS Part III score, median (IQR)	4.0 (9.0)
MELD score, median (IQR)	7.0 (2.0)


NASH CRN FIBROSIS STAGE
n = 28
Number of patients
10
8
6
4
2
0
7
8
3
8
2
F0
F1
F2
F3
F4
Stage


NAS TOTAL SCORE
n = 29
Number of patients
16
12
8
4
0
14
5
2
7
1
0
1
2
3
4
5
6
7
8
Score (0-8)

TMC Also Shows No Significant Change in Hepatic Cu

No statistically significant difference in hepatic Cu concentration after 48 weeks of treatment, **consistent with expected results** in heavily pre-treated patients

OBSERVED CHANGE FROM BASELINE IN HEPATIC CU CONCENTRATION (μg/g)


Hepatic copper (μg/g)
1000
500
0
n = 29
n = 24
Baseline
Week 48

TMC Treatment Leads to Hepatic Stabilization and Improvement

By Week 48, most patients demonstrated **stabilization or improvement** in:

Fibrosis | **Inflammation** | **Steatosis**


NAFLD Activity Score
100%
80%
60%
40%
20%
0%
16/24
17/24
23/24
19/24
17/24
18/24
21/24
NASH CRN Fibrosis score
Total score
Hepatocyte necrosis
Lobular inflammation
Portal inflammation
Hepatocellular ballooning
Steatosis grade
Improved or stabilized

Improved/stabilized from baseline to Week 48:	67%	71%	96%	79%	71%	75%	88%

Neurological WD Symptoms Significantly Improved at Week 48



UWDRS PART III CHANGE FROM BASELINE
Baseline
Week 48
Mean change from baseline (pts)
0
-1
-2
-3
-4
-5
-2.92
(n=26, p=0.002)
*p < 0.05 vs baseline
*

Global Clinical Disease Burden Significantly Improved at Week 48


CLINICAL GLOBAL IMPROVEMENT FROM BASELINE
Mean score (pts)
3
2
1
0
-1
-2
-3
Baseline
-0.92
(n=25, p=0.001)
*
*p < 0.05 vs baseline
Week 48

Patient-reported Quality of Life Significantly Improved at Week 48

EASL CONGRESS 2026

EUROQOL-5D UK HEALTH INDEX CHANGE FROM BASELINE



Mean change from baseline (pts)
0.12
0.08
0.04
0.00
Baseline
Week 48
*
+0.06
(n=25, p=0.005)
*p < 0.05 vs baseline

TMC is Well Tolerated, with Few Severe Adverse Events

- TMC was generally well tolerated; most treatment-emergent adverse events (TEAEs) were **nonserious** and **Grade 1 or 2** in severity
- No deaths were reported
- One event of DILI was reported
  - Patient was stable on TMC until Week 47; developed UTI and initiated on ciprofloxacin with DILI onset very shortly after
  - Adjudicated by independent panel as unlikely relationship to TMC

TEAEs IN SAFETY POPULATION (N=31)

	Primary period n=31	Extension period n=25
TEAEs	30 (96.8%)	19 (76.0%)
Related	24 (77.4%)	3 (12.0%)
Grade 1	17 (54.8%)	3 (12.0%)
Grade 2	16 (51.6%)	0
Grade 3	5 (16.1%)	0
Grade 4	0	0
Grade 5	0	0

Safety population (n=31) includes all patients who received ≥ 1 dose of TMC, including 2 patients enrolled without an evaluable baseline liver biopsy (full analysis set, n=29). Severity grade counts are subject-level and not mutually exclusive.

Conclusions

- Hepatic Cu concentration was **stable** after 48 weeks of TMC, consistent with published serial liver biopsy studies of WD patients treated with standard-of-care

- Treatment with TMC in heavily pre-treated patients resulted in **hepatic stabilization/improvement**

- TMC treatment **significantly improved neurological symptoms, global clinical status,** and **patient-reported quality of life**

- With the unique ability to **bind Cu with high affinity**, **remove excess Cu** from metallothionein, and **activate albumin-tripartite-complex (ATC) formation,** TMC has the potential to provide a therapeutic advantage over standard-of-care for the long-term treatment of WD

EASL CONGRESS

Barcelona Spain 27–30 May 2026



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